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                                  EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference into the Flagstar Bancorp, Inc. Registration Statement on Forms S-8 of our report dated February 27, 1998, appearing in this Annual Report on Form 10-K of Flagstar Bancorp, Inc. for the year ended December 31, 1997.



/s/ Grant Thornton LLP


Detroit, Michigan
March 24, 1998

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